Santa Barbara Group
                                of Mutual Funds:

                             THE BENDER GROWTH FUND
                               THE MONTECITO FUND










                             The Bender Growth Fund
                                 Annual Report
                                 March 31, 2002

LETTER TO SHAREHOLDERS

FROM THE CO-CHAIRMEN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear Fellow Shareholders,

Time certainly goes by quickly. Five years ago, on December 10, 1996, The Bender Growth Fund was opened to the investing public. Our objective was simple. Invest in superior growth companies and generate high levels of after-tax investment returns for our long-term investors. The Bender Growth Fund's investment advisor, Robert Bender & Associates, and their commitment to long-term growth stock investments has not let us down.

On April 8, 2002, The Wall Street Journal listed The Bender Growth Fund (Class
Y) as the 15th best performing mutual fund amongst all mutual funds (numbering approximately 9000) during the previous five years through March 31, 2002. During this time period, The Bender Growth Fund achieved an average annual return of 24.60%. Additionally, The Bender Growth Fund ranked in the top one percent of all mutual funds on an after-tax basis during the previous five years according to information released by Morningstar, Inc. as of March 31, 2002. In only one calendar year, 1999, did The Bender Growth Fund distribute any capital gains to its investors. Great returns and very low tax liability are music to a long-term investor's ears.

We have encountered many difficult and trying economic, political and criminal events throughout the past five years. September 11th, the California energy crisis, the collapse of the dot.com bubble, Enron, a Presidential impeachment, Middle East concerns, the Asian economic crisis, accounting improprieties, a Presidential election decided by the Supreme Court. Henny Penny, of Chicken Little fame, who proclaimed "the sky is falling" must have had a field day.

Despite all the former events and constant Henny Penny proclamations, The Bender Growth Fund remained true to its investment philosophy of investing in superior growth companies for the long-term and achieved much above-average investment returns. There is no doubt that the last two years have been tough for long-term, growth stock investors, especially during the period of April 1, 2000, through March 31, 2001. Today, many investors question what might happen in the future.

There are a few things we know for sure. We live in the greatest, most productive country the world has ever seen. Our country believes in democracy, the rule of law and capitalism. Our economy is currently recovering from a "profits" recession. The Federal Reserve Board has pumped billions of dollars into the economy through its unprecedented cutting of the federal funds rate and discount rate. Congress and President Bush have provided billions of dollars of fiscal stimulus when they lowered individual tax rates last year. Corporate profit growth will resume and stock prices will rise over time. And Robert Bender & Associates will continue to seek out superior growth companies.

There will always be Henny Pennys telling us "the sky is falling." But a simple truth remains. People want to live better lives and they greatly wish for even better lives for their children. Optimism will always prevail in the stock market as companies help people live that better life they so greatly desire.

Lastly, we opened our second mutual fund in April. The fund, the Montecito Fund, will be managed by the Ameristock Corporation. This northern California based investment advisory firm has developed a highly regarded national reputation garnered in the management of its own namesake fund. The Montecito Fund will invest in large companies maintaining a market capitalization of $15 billion or higher. In the past, the Ameristock Corporation has been able to achieve market beating returns (as measured by the S&P 500) while taking on little more than half the volatility of the S&P 500.

As always, we are greatly appreciative of your selection of The Bender Growth Fund within your financial portfolio. In large part, your support and referrals have led to the success of The Bender Growth Fund. With your continued support and the investment expertise of Robert Bender & Associates and the Ameristock Corporation, we anticipate an even more successful future. Please call us at
(800) 723-8637 with any literature needs. Also, please call us directly at (626) 844-1445 to set up a conference call with a portfolio manager or portfolio associate regarding the investment portfolios, economy, etc.

Thank you again for your support and please tell your friends about us.

Sincerely,


/s/ STEVEN W. ARNOLD                             /S/ JOHN P. ODELL
--------------------                             -----------------
Steven W. Arnold                                 John P. Odell
Co-Chairman                                      Co-Chairman

LETTER FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders:

To quote John Maynard Keynes, "When the facts change, so do I." Judging by the revision of several leading economists in their growth assumptions for 2002, the facts have indeed changed. Although economists have become slightly more bullish on the U.S. economy, their consensus estimate for 2.5% growth this year will most likely be too low. We believe that a major economic recovery is well under way in the United States and that both growth and earnings expectations will need to be revised upward throughout the course of the year. Despite this economic improvement, inflation should remain benign as productivity growth continues to keep a lid on corporate pricing power.

The anemic growth of the U. S. economy over the past several quarters was primarily the result of over-investment in capital goods in the late 1990's, rising energy prices, and the dramatic increase in interest rates in the year 2000. This combination produced a prolonged period of weak capital spending, and ultimately an inventory correction to digest outlays that did not produce the expected level of corporate profit.

As the slowdown unfolded, the Federal Reserve responded by reducing short-term interest rates to their lowest levels in 40 years and by raising the monetary aggregates to virtually unprecedented levels. Corporations aggressively reduced their cost structures through layoffs and declines in production. For the first time since 1991, and only the sixth time in 30 years, capacity utilization recently dropped below 80%. This is usually a good indication that profits have bottomed as curtailed production activity accelerates the inventory correction process. In fact in the past seven quarters inventories have subtracted from growth. This is the largest inventory draw down since World War II. These factors have created a business environment that may produce a surprising level of corporate profits as inventories begin to rebuild. Inventories are likely to increase real GDP by two percentage points in each quarter of 2002. Combined with much lower unit labor costs, the potential for both revenue and earnings expansion in 2002 is the best it has been in years. We believe current estimates of 2.5% GDP growth will be revised towards 4% over the next few quarters.

While we foresee a significant upturn in economic activity this year, we also believe that inflation will remain virtually non-existent. Typically, as the economy emerges from a recession, productivity accelerates approximately 3%, and unit labor costs decline. In 2001 U.S. productivity was 2.8%. This would imply that the economy could experience productivity growth this year of approximately 6%. It is hardly a coincidence that after several years of decline, non-farm productivity started to increase in 1995 with the advent of the Internet browser. Productivity has continued to rise since, as companies have embraced technology to drive down costs. This could continue for several more years. Other factors supporting low inflation are the continued strength of the U.S. dollar, relatively low commodity prices, and the low level of capacity utilization.

As growth stock managers, we attempt to provide exposure to the most dynamic growth areas of the economy. We are confident that as the economy accelerates, our companies will benefit and create significant shareholder value. Throughout history, patient investors in high quality companies have ultimately been rewarded.

Yours truly,



/S/ ROBERT L. BENDER                              /S/ REED G. BENDER
--------------------                              ------------------
Robert L. Bender                                  Reed G. Bender

               GROWTH OF $10,000 FROM COMMENCEMENT OF OPERATIONS*
                             THROUGH MARCH 31, 2002

                                                                        WILSHIRE
DATE           BENDER A       BENDER C       BENDER Y       S&P 500       4500
--------------------------------------------------------------------------------
12/9/96                        10,000         10,000        10,000      10,000
3/31/97                         8,240          8,260        10,156       9,579
9/30/97                        12,390         12,460        12,823      12,753
3/31/98                        13,610         13,740        15,031      14,029
9/30/98         9,425          11,550         11,790        13,983      11,216
3/31/99        14,552          16,270         16,640        17,806      13,633
9/30/99        19,827          22,055         22,657        17,871      14,267
3/31/00        40,922          45,294         46,684        21,000      20,343
9/30/00        42,665          46,919         48,547        20,244      19,237
3/31/01        21,946          23,973         24,918        16,448      13,110
9/30/01        18,183          19,708         20,583        14,854      11,825
3/31/02        21,917          23,627         24,802        16,484      14,384






                              PERFORMANCE SUMMARY


                                                                          ANNUALIZED
                                                            ANNUALIZED       SINCE
THE BENDER GROWTH FUND                               1 YEAR    5 YEARS     INCEPTION*
--------------------------------------------------------------------------------------
CLASS A SHARES:
        Without Sales Charges ..............        (0.14)%      N/A         27.33%
        With Sales Charges (1) .............        (5.88)%      N/A         25.19%

CLASS C SHARES:
        Without Sales Charges ..............        (1.44)%      23.45%      17.61%
        With Sales Charges (2) .............        (2.43)%      23.45%      17.61%

CLASS Y SHARES: ............................        (0.46)%      24.60%      18.69%

(1) Adjusted for initial maximum sales charge of 5.75%
(2) Adjusted for redemption fee of 1%.
 * Class A commenced operations on October 1, 1998. Class C and Class Y commenced operations on December 10, 1996.


Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares.

            INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 2002



                                       ANNUALIZED          LAST
                                         SINCE              12
                                       INCEPTION           MONTHS
                                       ---------           ------

Wilshire 4500 Index                     5.82(a)             9.72
Standard & Poor's 500 Index             9.87(a)             0.21
Bender Growth Fund Class A             25.19(1)*           (5.88)*
Bender Growth Fund Class C             17.61(2)**          (2.43)**
Bender Growth Fund Class Y             18.69(2)            (0.46)





(a) Performance figure shown here is representative of the period from December 10, 1996 to March 31, 2002.
(1)  Commenced operations October 1, 1998.
(2)  Commenced operations December 10, 1996.
*    Adjusted for initial maximum sales charge of 5.75%.
**   Adjusted for redemption fee of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An Investor's share, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions on the redemption of the Fund shares.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2002
--------------------------------------------------------------------------------
                                                                        Market
        Security                                           Shares       Value
        --------                                           ------       -----

COMMON STOCK - 96.24%
COMMERCIAL SERVICES - 5.57%
  Paychex Inc.                                                35,220  $1,398,234
  Quintiles Transnational Corp.*                              83,870   1,488,692
                                                                      ----------
                                                                       2,886,926
                                                                      ----------
COMMUNICATIONS - 5.89%
  Cisco Systems, Inc.*                                        90,908   1,539,072
  QUALCOMM Inc.*                                              40,200   1,513,128
                                                                      ----------
                                                                       3,052,200
                                                                      ----------
COMPUTER SERVICES - 17.90%
  AOL Time Warner Inc.*                                       61,120   1,445,488
  Check Point Software Technologies, Ltd.*                    63,240   1,922,496
  DoubleClick Inc.*                                           72,000     863,280
  Network Appliance Inc.*                                     89,520   1,824,418
  Synopsys, Inc.*                                             36,450   2,010,582
  VeriSign Inc.*                                              44,680   1,206,360
                                                                      ----------
                                                                       9,272,624
                                                                      ----------
COMPUTER SOFTWARE - 6.63%
  Broadvision Inc.*                                          114,080     197,358
  Microsoft Corp.*                                            12,290     741,210
  Oracle Corp.*                                               83,820   1,072,896
  Riverdeep Group PLC ADR*                                    25,000     558,750
  SmartForce PLC ADR*                                         82,086     861,903
                                                                      ----------
                                                                       3,432,117
                                                                      ----------
COMPUTER SYSTEMS - 3.16%
  Brocade Communications Systems, Inc.*                       60,600   1,636,200
                                                                      ----------

ELECTRONIC EQUIPMENT - 5.28%
  Power-One, Inc.*                                            75,000     613,500
  Zoran Corp.*                                                48,550   2,120,664
                                                                      ----------
                                                                       2,734,164
                                                                      ----------
Internet - 1.66%
  EBAY, Inc.*                                                 15,200     860,928
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.



                                      -7-

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2002
--------------------------------------------------------------------------------
                                                                        Market
        Security                                           Shares       Value
        --------                                           ------       -----


MEDICAL - 2.29%
  Medtronic Inc.                                              26,218   1,185,316
                                                                      ----------

PHARMACEUTICALS - 1.66%
  Watson Pharmaceuticals Inc.*                                31,740     859,837
                                                                      ----------

RETAIL-ELECTRONICS - 10.76%
  Best Buy Co. Inc.*                                          28,400   2,249,280
  CDW Computer Centers Inc.*                                  45,280   2,279,395
  Tweeter Home Entertainment Group, Inc.*                     53,500   1,045,925
                                                                      ----------
                                                                       5,574,600
                                                                      ----------
RETAIL-RESTAURANT/SPECIALTY - 14.60%
  The Cheesecake Factory Inc.*                                64,800   2,391,120
  P.F. Chang's China Bistro Inc.*                             46,075   3,069,977
  Starbucks Corp.*                                            90,720   2,098,354
                                                                      ----------
                                                                       7,559,451
                                                                      ----------
RETAIL-OTHER - 17.61%
  Bed Bath & Beyond Inc.*                                     79,140   2,670,975
  Home Depot Inc.                                             30,780   1,496,216
  Kohl's Corp.*                                               32,260   2,295,299
  Staples Inc.*                                              133,000   2,656,010
                                                                      ----------
                                                                       9,118,500
                                                                      ----------
SEMICONDUCTORS - 3.23%
  HPL Technologies*                                           41,000     675,680
  Triquint Semiconductor, Inc.*                               82,890     995,509
                                                                      ----------
                                                                       1,671,189
                                                                      ----------
TOTAL COMMON STOCK - 96.24%
  (Cost - $49,115,011)                                                49,844,052
                                                                      ----------


The accompanying notes are an integral part of the financial statements.




                                      -8-


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2002
--------------------------------------------------------------------------------
                                                                        Market
        Security                                         Principal       Value
        --------                                         ---------       -----

SHORT TERM INVESTMENT - 5.89%
  United Missouri Bank AFM, 0.25% due 4/1/02
  (Cost - $3,051,445)                                   $3,051,445    3,051,445
                                                                     ----------

TOTAL INVESTMENTS - 102.13%
  (Cost - $52,166,456)                                               52,895,497
Liabilities less other assets - (2.13)%                              (1,101,020)
                                                                    -----------
NET ASSETS - 100.00%                                                $51,794,477
                                                                    ===========

* Non-income producing security.

ADR - American Depositary Receipts
AFM - Automated Funds Management
PLC - Public Limited Company


    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments in Securities at Market Value
        (identified cost $52,166,456) (Note 2)                       $52,895,497
  Cash                                                                    28,739
  Receivables:
        Capital Stock Sold                                                10,585
        Interest                                                             210
        Other Assets                                                       5,059
                                                                     -----------
TOTAL ASSETS                                                          52,940,090
                                                                     -----------

LIABILITIES
  Capital Stock Redeemed                                               1,007,468
  Accrued Distribution Fees (Note 5)                                      62,047
  Due to Advisor (Note 3)                                                 21,921
  Accrued Expenses and Other Liabilities                                  54,177
                                                                     -----------
TOTAL LIABILITIES                                                      1,145,613
                                                                     -----------

NET ASSETS                                                           $51,794,477
                                                                     ===========

  Class A Shares (Note 1):
  Net Assets (Unlimited shares of $0.001 par beneficial
        interest authorized; 315,900 shares outstanding)             $ 6,991,401
                                                                     ===========

  Net Asset Value and Redemption Price Per Class A Share
        ($6,991,401/315,900 shares)                                  $     22.13
                                                                     ===========

  Offering Price Per Share ($22.13/0.9425)                           $     23.48
                                                                     ===========
  Class Y Shares (Note 1):
  Net Assets (Unlimited shares of $0.001 par beneficial
         interest authorized; 987,214 shares outstanding)            $23,386,826
                                                                     ===========

  Net Asset Value, Offering and Redemption Price Per Class Y Share
        ($23,386,826/987,214 shares)                                 $     23.69
                                                                     ===========



    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)                        March 31, 2002
-------------------------------------------------------------------------------------

CLASS C SHARES
(Note 1): Net Assets (Unlimited shares of $0.001 par beneficial
        interest authorized; 950,288 shares outstanding)                $ 21,416,250
                                                                        ============

Net Asset Value and Offering Price Per Class C Share
        ($21,416,250/950,288 shares)                                    $      22.54
                                                                        ============

Redemption Price Per Share ($22.54 x 0.99)                              $      22.31
                                                                        ============

COMPOSITION OF NET ASSETS
   At March 31, 2002, Net Assets consisted of:
        Paid-in-Capital $                                                 67,452,353
        Accumulated Net Realized Loss From Security Transactions         (16,386,917)
        Net Unrealized Appreciation of Investments                           729,041
                                                                        ------------
NET ASSETS                                                              $ 51,794,477
                                                                        ============

    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend Income                                                  $     30,326
  Interest Income                                                        24,175
                                                                   ------------
  Total Investment Income                                                54,501
                                                                   ------------

EXPENSES (NOTES 3 AND 5):
  Investment Advisory Fees                                              298,391
  Service Fees-Class A                                                   91,284
  Service Fees-Class Y                                                  332,926
  Service Fees-Class C                                                  322,249
  Distribution Fees-Class A                                              20,746
  Distribution Fees-Class Y                                              70,551
  Distribution Fees-Class C                                             231,590
                                                                   ------------
  Total Expenses                                                      1,367,737
                                                                   ------------
NET INVESTMENT LOSS                                                  (1,313,236)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS (NOTE 4):
  Net Realized Loss From Security Transactions                      (13,386,102)
  Net Change in Net Unrealized Appreciation
     (Depreciation) of Investments                                   11,964,898
                                                                   ------------
  Net Realized and Unrealized Loss on Investments                    (1,421,204)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (2,734,440)
                                                                   ============




    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           YEAR ENDED      YEAR ENDED
                                                         MARCH 31, 2002  MARCH 31, 2001
                                                         --------------  --------------

OPERATIONS:
  Net Investment Loss                                    $ (1,313,236)   $ (1,466,624)
  Net Realized Gain (Loss) From
    Security Transactions                                 (13,386,102)     (3,000,815)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments                          11,964,898     (43,954,772)
                                                         ------------    ------------

  Net Decrease in Net Assets Resulting From Operations     (2,734,440)    (48,422,211)
                                                         ------------    ------------


CAPITAL SHARE TRANSACTIONS:
  Class A:
  Proceeds from Shares Issued
    (113,434 and 302,001 shares, respectively)              2,558,383      11,495,496
  Cost of Shares Redeemed (172,836 and
    55,947 shares, respectively)                           (3,881,867)     (1,835,947)
                                                         ------------    ------------

    Total Class A Transactions                             (1,323,484)      9,659,549
                                                         ------------    ------------


  Class Y:
  Proceeds from Shares Issued
    (1,837,887 and 1,014,850 shares, respectively)         44,992,696      39,641,371
  Cost of Shares Redeemed (2,043,365
    and 277,459 shares, respectively)                     (47,839,206)     (9,189,156)
                                                         ------------    ------------

    Total Class Y Transactions                             (2,846,510)     30,452,215
                                                         ------------    ------------


  Class C:
  Proceeds from Shares Issued (143,044
    and 291,693 shares, respectively)                       3,539,768      11,149,429
  Cost of Shares Redeemed (161,596 and
    122,634 shares, respectively)                          (3,699,515)     (4,179,568)
                                                         ------------    ------------

    Total Class C Transactions                               (159,747)      6,969,861
                                                         ------------    ------------


  Net Increase (Decrease) in Net Assets
    From Capital Share Transactions                        (4,329,741)     47,081,625
                                                         ------------    ------------


TOTAL DECREASE IN NET ASSETS                               (7,064,181)     (1,340,586)
                                                         ------------    ------------


    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                 YEAR ENDED         YEAR ENDED
                                               MARCH 31, 2002     MARCH 31, 2001
                                               --------------     --------------

NET ASSETS:
  Beginning of Year                              58,858,658           60,199,244
                                               ------------         ------------


NET ASSETS:
  End of Year                                   $51,794,477          $58,858,658
                                                ===========          ===========







    The accompanying notes are an integral part of the financial statements.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                                               CLASS A
                                                        ----------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED OCTOBER 1, 1998**
                                                           MARCH 31,    MARCH 31,      MARCH 31,   TO MARCH 31,
                                                             2002         2001           2000          1999
                                                        ----------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                      $      22.16  $      41.32  $      15.44  $   10.00
                                                        ------------  ------------  ------------  ---------

  Income (Loss) From Operations:
        Net investment loss                                    (0.41)        (0.53)        (0.55)     (0.20)
        Net gain (loss) from securities
                (both realized and unrealized)                  0.38        (18.63)        27.39       5.64

                                                        ------------  ------------  ------------  ---------
  Total from operations                                        (0.03)       (19.16)        26.84       5.44
                                                        ------------  ------------  ------------  ---------

  Distributions to shareholders from
        net realized capital gains                              --            --           (0.96)      --
                                                        ------------  ------------  ------------  ---------


NET ASSET VALUE, END OF YEAR                            $      22.13  $      22.16  $      41.32  $   15.44
                                                        ============  ============  ============  =========


TOTAL RETURN(1)                                                (0.14)%      (46.37)%      181.21%     54.40%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's)                    $      6,991  $   8,317     $      5,341  $      33
  Ratio of expenses to average net assets:
        Before expense reimbursement                            1.85%         1.85%         1.86%      1.82%(2)
        After expense reimbursement                             1.85%         1.85%         1.85%      1.82%(2)
  Ratio of net investment loss to average net assets:
        Before expense reimbursement                           (1.76)%       (1.53)%       (1.56)%    (3.85)%(2)
        After expense reimbursement                            (1.76)%       (1.53)%       (1.55)%    (3.85)%(2)
  Portfolio turnover rate                                      22.92%         0.82%         7.61%     24.91%


-----------
** The Bender Growth Fund - Class A Shares commenced operations on October 1, 1998.
1 Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2    Annualized.


    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                                                   CLASS Y

                                                 ------------------------------------------------------------------------
                                                     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,    MARCH 31,
                                                        2002          2001           2000          1999         1998
                                                 ------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR               $       23.80  $       44.59  $       16.64  $      13.74  $       8.26
                                                 -------------  -------------  -------------  ------------  ------------

  Income (Loss) From Operations:
        Net investment loss                              (0.46)         (0.60)         (0.55)        (0.47)        (0.22)
        Net gain (loss) from securities
                (both realized and unrealized)            0.35         (20.19)         29.46          3.37          5.70
                                                 -------------  -------------  -------------  ------------  ------------

  Total from operations                                  (0.11)        (20.79)         28.91          2.90          5.48
                                                 -------------  -------------  -------------  ------------  ------------

  Distributions to shareholders from
        net realized capital gains                        --             --            (0.96)         --             --
                                                 -------------  -------------  -------------  ------------  ------------


NET ASSET VALUE, END OF YEAR                     $       23.69  $       23.80  $       44.59  $      16.64  $      13.74
                                                 =============  =============  =============  ============  ============


TOTAL RETURN(1)                                          (0.46)%       (46.62)%       180.55%        21.11%        66.34%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's)             $      23,387  $      28,832  $      20,302   $     2,781  $      2,312
  Ratio of expenses to average net assets:
        Before expense reimbursement                      1.93%          1.92%          2.22%         3.49%         4.59%
        After expense reimbursement                       1.93%          1.92%          2.13%         3.49%         2.75%
  Ratio of net investment income (loss)
    to average net assets:
        Before expense reimbursement                     (1.84)%        (1.60)%        (1.82)%       (4.74)%       (4.34)%
        After expense reimbursement                      (1.84)%        (1.60)%        (1.73)%       (4.74)%       (2.50)%
  Portfolio turnover rate                                22.92%          0.82%          7.61%        24.91%         7.44%



-----------
(1) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.



    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                                                     CLASS C

                                                       ---------------------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          MARCH 31,        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                             2002            2001          2000           1999         1998
                                                       ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                      $       22.87  $       43.21  $       16.27  $      13.61  $       8.24
                                                        -------------  -------------  -------------  ------------  ------------

  Income (Loss) From Operations:
        Net investment loss                                     (0.67)         (0.93)         (0.73)        (0.55)        (0.28)
        Net gain (loss) from securities
                (both realized and unrealized)                   0.34         (19.41)         28.63          3.21          5.65
                                                        -------------  -------------  -------------  ------------  ------------

  Total from operations                                         (0.33)        (20.34)         27.90          2.66          5.37
                                                        -------------  -------------  -------------  ------------  ------------


  Distributions to shareholders from
        net realized capital gains                                --             --           (0.96)          --          --
                                                        -------------  -------------  -------------  ------------  ------------


NET ASSET VALUE, END OF YEAR                            $       22.54  $       22.87  $       43.21  $      16.27  $      13.61
                                                        =============  =============  =============  ============  ============


TOTAL RETURN(1)                                                 (1.44)%       (47.07)%       178.39%        19.54%        65.17%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's)                    $      21,416  $      22,159  $      34,556  $      8,743  $      6,728
  Ratio of expenses to average net assets:
        Before expense reimbursement                             2.89%          2.80%          3.09%         4.23%         5.34%
        After expense reimbursement                              2.89%          2.80%          2.98%         4.23%         3.50%
  Ratio of net investment loss to average net assets:
        Before expense reimbursement                            (2.80)%        (2.48)%        (2.67)%       (5.49)%       (5.09)%
        After expense reimbursement                             (2.80)%        (2.48)%        (2.56)%       (5.49)%       (3.25)%
  Portfolio turnover rate                                       22.92%          0.82%          7.61%        24.91%         7.44%


-----------
(1) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges.



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2002
--------------------------------------------------------------------------------

1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with one fund: the Bender Growth Fund (the "Fund"). The Company is registered to offer three classes of shares for the Fund, Class A, Class Y and Class C. The Fund's investment objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

SECURITIES VALUATION - Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on the trade date of the security purchase or sale. In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES - The Company has complied and will continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

EXPENSES - Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2002
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE - The net asset value per share of the Fund is calculated each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Class A shares. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Fund by SBG Capital Management (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor receives a monthly fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund. For the year ended March 31, 2002, the Advisor received advisory fees of $298,391.

The advisor has entered into a sub-advisory agreement with Robert Bender & Associates (the "Sub-Advisor") on behalf of the Fund. Under the terms of the sub-advisory agreement, the Sub-Advisor receives a monthly fee from the Advisor calculated at an annual rate of 0.40% of the average daily net assets of the Fund. The Advisor is responsible for the supervision and payment of fees to the Sub-Advisor in connection with its services.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, a subsidiary of the Advisor, to serve as national distributor (the "Distributor"). As Distributor, Capital Research Brokerage, LLC selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor shall pay the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the year ended March 31, 2002, the distributor received $8,830 in commissions from the sale of fund shares.

Under the terms of an Operating Services Agreement, the Advisor will provide day-to-day operational services to the Fund. The services agreement provides that the Advisor pays all fees and expenses associated with providing such services, except for expenses related to securities transactions (such as commissions), borrowing costs, taxes, litigation expenses and other extraordinary expenses. Under the terms of the agreement, the Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

     Class A   1.10% of average daily net assets

     Class Y 2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
     Class C 2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the year ended March 31, 2002, the Advisor received service fees of $746,459.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2002
--------------------------------------------------------------------------------


Orbitex Fund Services, Inc., formerly known as American Data Services, Inc., ("Orbitex") serves as administrator to and provides accounting services to the Fund pursuant to an administration agreement. Under terms of such agreement, the administrator is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.

The Company and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Fund and Orbitex are parties to a servicing agreement, under which Orbitex provides transfer agency, dividend disbursing and administrative services for the Fund.

Certain directors and officers of the Fund are directors and officers of the Advisor, the Sub-Advisor and the Distributor.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities for the year ended March 31, 2002, were $13,185,643 and $19,092,119, respectively.

For Federal income tax purposes, the cost of investments at March 31, 2002 was $52,178,473. The difference between book cost and the cost for Federal income tax purposes consists of wash sales in the amount of $12,017. Net unrealized appreciation based on cost for Federal income tax purposes aggregated $717,024, of which $13,744,713 related to appreciated securities and $13,027,689 related to depreciated securities.

5. DISTRIBUTION PLANS

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the Fund's average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. For the year ended March 31, 2002, distribution fees of $20,746, $70,551 and $231,590 were paid for Class A, Class Y and Class C, respectively.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under
Section 2(a) (9) of the Investment Company Act of 1940. As of March 31, 2002, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, more than 59% of the Bender Growth Fund - Class Y shares.

7. CAPITAL LOSS CARRYFORWARD

As of March 31, 2002, the Fund has, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The Fund has Federal income tax capital loss carryforwards of $14,187,720, of which $60,275 expires in 2009 and $14,127,445 expires in 2010.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Bender Growth Fund

We have audited the accompanying statement of assets and liabilities of the Bender Growth Fund, including the schedule of portfolio investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ MCCURDY & ASSOCIATES CPA'S, INC.
------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 18, 2002

THE DIRECTORS AND OFFICERS

The Directors of the Bender Growth Fund are in place to work in the interests of the shareholders, to ensure the ownership interest of each shareholder is maintained and protected at all times. The Board of Directors is comprised of seven members, four of whom are independent and have no affiliation with the Bender Growth Fund's Advisor or Sub-Advisor. Each Director's term of service is for the lifetime of the Fund until removal, resignation or retirement.

The following table provides information about each Director who is an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

STEVEN W. ARNOLD: Co-Chairman of the Board since 1996, Treasurer and Co-President of the Fund since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      46      Marketing manager for SBG Capital Management, Inc.
Suite 315                               Co-President and controlling shareholder, SBG Capital
Pasadena, CA 91105                      Management, Inc.

JOHN P. ODELL: Co-Chairman of the Board since 1998, Co-President of  the Fund since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      36      Marketing manager for SBG Capital Management, Inc.,
Suite 315                               Co-President and controlling shareholder of SBG Capital
Pasadena, CA 91105                      Management, Inc. since 1998.

ROBERT L. BENDER: Director since 1996

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

245 South Los Robles            65      President of Robert L. Bender & Associates, Inc. since 1972.
Suite 620
Pasadena, CA 90272

The following table provides information about each Director who is not an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

HARVEY MARSH: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      63      Chief Financial Officer for Golden Systems, Inc. from 1998 -
Suite 315                               2001. Self-employed financial consultant from 1996 - 1998 and
Pasadena, CA 91105                      from 2001 - present. Certified Public Accountant.

WAYNE TURKHEIMER: Director since 2002

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Attorney in solo practice since 1986 specializing
Suite 315                               in general business, probate and estate law.
Pasadena, CA 91105                      Received AB from UCLA, Cum Laude in 1974.
                                        Received JD from USC Law Center in 1977.




                                      -22-

THE DIRECTORS AND OFFICERS (Continued)

GLORY BURNS: Director since 1998

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      49      Professor at Colorado State University since 1991.  Received BS
Suite 315                               from University of Colorado in 1975.  Received MBA from the
Pasadena, CA 91105                      University of Denver in 1980.  Received JD from the University of Puget Sound in 1978.

LAWRENCE SIGNEY: Director since 2000

ADDRESS:                       AGE:     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
--------                       ----     ---------------------------------------------

107 South Fair Oaks Avenue      41      Associate Pastor at St. Bede the Venerable since 1993.
Suite 315
Pasadena, CA 91105


As of March 31, 2002, each Director was responsible for the oversight of only the Bender Growth Fund.

INVESTMENT ADVISOR
SBG Capital Management, Inc.
107 South Fair Oaks Boulevard, Suite 315
Pasadena, CA 91105

SUB-ADVISOR
Robert Bender & Associates
245 South Los Robles, Suite 620
Pasadena, CA 90272

ADMINISTRATOR
Orbitex Fund Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

SUB-TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Orbitex Data Services, Inc.
P.O. Box 542007
Omaha, NE 68154-1952

CUSTODIAN
UMB Bank
928 Grand Boulevard
Kansas City, MO 84141

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC
107 South Fair Oaks Avenue, Suite 315
Pasadena, CA 91105

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145

For more complete information about The Bender Growth Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund's Board of Directors, please call or write to request the Fund's Statement of Additional Information.